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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2003

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2003, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2003-BC4)


                                   CWABS, Inc.
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             (Exact name of registrant as specified in its charter)




        DELAWARE                     333-101101                  95-4596514
        --------                     ----------                  ----------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                               -----
(Address of Principal                                             (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (818) 225-3237


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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of August 1, 2003 among CWABS, Inc., as company, Countryside Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee and BNY Western Trust Company, as co-trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               CWABS, INC.


                                               By: /s/ Michael Schloessmann
                                                   ------------------------
                                               Name:   Michael Schloessmann
                                               Title:  Vice President


Dated: September 15, 2003

                                  EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement



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